UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

August 3, 2011

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On August 3, 2011, ON Semiconductor Corporation (the “Company”) announced in a news release its financial performance for the second quarter ended July 1, 2011 and other related material information (“Earnings Release”). A copy of the Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On August 3, 2011, following the release of the Earnings Release, the Company will hold a live conference call at 5:00 p.m. Eastern Time (ET) to discuss its financial performance for the quarter ended July 1, 2011 and other related material information. A copy of the script for this call is attached as Exhibit 99.2 and incorporated herein by reference. The Earnings Release and call script include certain non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP are set forth in the Earnings Release and posted separately on the Investor Relations page of the Company’s website at http://www.onsemi.com. The Company will provide a real-time audio broadcast of the teleconference on the Investor Relations page of its website at http://www.onsemi.com. The re-broadcast of the call will be available at this site approximately one hour following the live broadcast and will continue to be available for approximately 30 days following the conference call. Investors and interested parties can also access the conference call through a telephone call by dialing (888) 546-9664 (U.S./Canada) or (973) 935-8144 (International) and providing the conference ID number of 83434396. The Company will provide a dial-in replay approximately one hour following the live broadcast that will continue through approximately August 10, 2011. To listen to the teleconference replay, call (855) 859-2056 (U.S./Canada) or (404) 537-3406 (International). You will be required to provide the Conference ID Number – which is 83434396.

The information under this Item 2.02 of this report, including Exhibits 99.1 and 99.2, is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The below exhibits are furnished as part of this report.

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated August 3, 2011, announcing financial performance for the second quarter ended July 1, 2011

99.2	Conference call script for August 3, 2011 regarding ON Semiconductor Corporation’s financial performance for the second quarter ended July 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: August 3, 2011	By:	/s/ DONALD A. COLVIN
Donald A. Colvin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The below exhibits are furnished as part of this report.

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated August 3, 2011, announcing financial performance for the second quarter ended July 1, 2011

99.2	Conference call script for August 3, 2011 regarding ON Semiconductor Corporation’s financial performance for the second quarter ended July 1, 2011

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